The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated February 15, 2013

to the Statement of Additional Information dated March 29, 2012, as supplemented June 30, 2012,

as further supplemented to date

Effective immediately, the section of the Statement of Additional Information titled “Taxes” is modified as follows:

The paragraph that currently states:

No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund pursuant to the provisions of the then-current Prospectuses. A shareholder's basis in the Class I shares acquired will be the same as such shareholder's basis in the Class A shares exchanged, and the holding period of the acquired Class I shares will include the holding period for the exchanged Class A shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of the exchange of Class A shares for Class I shares of the same Fund, or any other exchange of shares.

is modified to read in its entirety as follows:

No gain or loss will be recognized for federal income tax purposes by Class A or Class C shareholders exchanging into Class I shares of the same Fund pursuant to the provisions of the then-current Prospectus.  A shareholder's basis in the Class I shares acquired will be the same as such shareholder's basis in the shares exchanged.  Shareholders should consult their tax advisers regarding the state and local tax consequences of the exchange of Class A shares or Class C shares for Class I shares of the same Fund, or any other exchange of shares.